SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of earliest event reported) :    July 12, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                           11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

 175 East Old Country Road, Hicksville, New York        11801
    One MetroTech Center, Brooklyn, New York            11201
     (Address of Principal Executive Offices)         (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.         Other Events.
                ------------

           KeySpan Corporation (the "Company") is making this filing to include the exhibits hereto by means of incorporation by reference into the Company's filings under the Securities Act of 1933, as amended.

           Exhibit 99.1 contains the unaudited pro forma consolidated condensed income statement of a combined KeySpan Corporation ("KeySpan Energy"), Eastern Enterprises ("Eastern") and EnergyNorth Inc. ("EnergyNorth") as of December 31, 1999.

           Exhibit 99.2 contains the unaudited pro forma consolidated condensed balance sheet, income statement and related notes of a combined KeySpan Energy, Eastern and EnergyNorth for the for the three months ended March 31, 2000.

Item 7.        Financial Statements and Exhibits.
               ---------------------------------

           (c)  Exhibits

           Exhibit 99.1 Unaudited pro forma consolidated condensed income statement of a combined KeySpan Energy, Eastern and EnergyNorth as of December 31, 1999.


           Exhibit 99.2 Unaudited pro forma consolidated condensed balance sheet, income statement and related notes of a combined KeySpan Energy, Eastern and EnergyNorth for the three months ended March 31, 2000.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KEYSPAN CORPORATION

Dated: July 12, 2000                      By: /s/Gerald Luterman
                                             ----------------------
                                             Name:  Gerald Luterman
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit No.      Exhibit                                                    Page
-----------      -------                                                    ----


99.1             Unaudited  pro  forma   consolidated   condensed  income
                 statement of a combined KeySpan Energy, Eastern and EnergyNorth as of December 31, 1999.

99.2 Unaudited pro forma consolidated condensed balance sheet, income statement and related notes of a combined KeySpan Energy, Eastern and EnergyNorth for the three months ended March 31, 2000.